AARP MANAGED INVESTMENT PORTFOLIOS TRUST:
                  AARP Diversified Income with Growth Portfolio
                        AARP Diversified Growth Portfolio

                         SUPPLEMENT TO THE STATEMENT OF
                  ADDITIONAL INFORMATION DATED February 1, 2000

                           --------------------------

         AARP Diversified Income with Growth Portfolio and AARP Diversified Growth Portfolio (collectively, the "Portfolios"), each a series of AARP Managed Investment Portfolios Trust, are currently scheduled to be reorganized into Scudder Pathway Series: Conservative Portfolio and Scudder Pathway Series:
Growth Portfolio, respectively, on or about September 25, 2000. Prior to the reorganizations of the Portfolios, each of the AARP Funds in which the Portfolios may invest is currently scheduled to either (i) be reorganized into an existing or newly created Scudder Fund, or (ii) change its name to become a Scudder Fund. As a result of these changes, the Portfolios will have the ability to invest in any of the funds in the Scudder Family of no-load funds (the "Additional Underlying Funds") until on or about September 25, 2000. Unlike the AARP Funds, certain of the Scudder Funds in which the Portfolios may invest are not managed to limit downside risk as compared to similar funds and may purchase securities issued by tobacco-producing companies.

         The following Additional Underlying Funds are money market funds in which the Portfolios may invest.

         Scudder Cash Investment Trust (SCIT) seeks to maintain stability of capital and, consistent therewith, to maintain liquidity of capital and to provide current income. The Fund seeks to achieve its objectives by investing in money market securities. The Fund seeks to maintain a constant net asset value of $1.00 per share and declares dividends daily. There can be no assurance that the stable net asset value will be maintained and shares of the Fund are not insured or guaranteed by the U.S. Government. The Fund purchases domestic and foreign U.S. dollar-denominated money market securities. All of the Fund's portfolio securities must meet certain quality criteria at the time of purchase. Generally, the Fund may purchase only securities which are rated, or issued by a company with comparable securities rated, within the two highest quality rating categories of one or more of the following rating agencies: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services, a division of McGraw Hill Companies, Inc. ("S&P") and Fitch Investors Service, Inc. ("Fitch"). The maturity of each investment in the Fund's portfolio is 397 calendar days or less, except in the case of U.S. Government securities which may have maturities of up to 762 calendar days or less. The dollar-weighted average maturity of the Fund's portfolio investments varies with money market conditions, but is always 90 days or less. As a money market fund with a short-term maturity, the Fund's income fluctuates with changes in interest rates but its price is expected to remain fixed at $1.00 per share.

         SCIT may invest in short-term securities consisting of: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations of supranational organizations such as the International Bank for Reconstruction and Development (the World Bank); obligations of domestic banks and foreign branches of domestic banks, including bankers' acceptances, certificates of deposit, deposit notes and time deposits; and obligations of savings and loan institutions.

         SCIT may also invest in: instruments whose credit has been enhanced by banks (letters of credit), insurance companies (surety bonds) or other corporate entities (corporate guarantees); corporate obligations, including commercial paper, notes, bonds, loans and loan participations; securities with variable or floating interest rates; when-issued securities, asset-backed securities, including certificates, participations and notes; municipal securities, including notes, bonds and participation interests, either taxable or tax free; and illiquid securities. SCIT has adopted 144a procedures for the valuation of illiquid securities.

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         In addition,  SCIT may invest in repurchase  agreements  and securities with put features. SCIT may also hold cash.

         Scudder Money Market Series - Scudder Premium Money Market Shares seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests exclusively in a broad range of short-term money market instruments that have remaining maturities of not more than 397 calendar days and certain repurchase agreements. These money market securities consist of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, taxable and tax-exempt municipal obligations, corporate and bank obligations, certificates of deposit ("CD's"), bankers' acceptances and variable amount master demand notes. The fund will maintain a dollar-weighted average maturity of 90 days or less in an effort to maintain a constant net asset value of $1.00 per share, but there is no assurance that it will be able to do so.

         The bank obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, fixed time deposits or other short-term bank obligations. Generally, the Fund may not invest less than 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements). The Fund limits its investments in U.S. bank obligations to banks (including foreign branches, the obligations of which are guaranteed by the U.S. parent) that have at least $1 billion in total assets at the time of investment. "U.S. banks" include commercial banks that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. In addition, the Fund may invest in obligations of savings banks and savings and loan associations insured by the Federal Deposit Insurance Corporation that have total assets in excess of $1 billion at the time of the investment. The Fund may invest in U.S. dollar-denominated obligations of foreign banks subject to the following conditions: the foreign banks (based upon their most recent annual financial statements) at the time of investment (i) have more than U.S. $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 100 largest banks in the world as determined on the basis of assets; and (iii) have branches or agencies in the U.S.; and (iv) are obligations which, in the opinion of the Fund's investment adviser, Scudder
Kemper Investments, Inc. (the "Fund Manager"), are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest. Such investments may involve greater risks than those affecting U.S. bank or Canadian affiliates of U.S. banks. In addition, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

         The Fund may invest in U.S. dollar-denominated certificates of deposit and promissory notes issued by Canadian affiliates of U.S. banks under circumstances where the instruments are guaranteed as to principal and interest by the U.S. bank. While foreign obligations generally involve greater risks than those of domestic obligations, such as risks relating to liquidity, marketability, foreign taxation, nationalization and exchange controls, generally the Fund Manager believes that these risks are substantially less in the case of instruments issued by Canadian affiliates that are guaranteed by U.S. banks than in the case of other foreign money market instruments.

         There is no limitation on the amount of the Fund's assets that may be invested in obligations of foreign banks that meet the conditions set forth above. Such investments may involve greater risks than those affecting U.S. banks or Canadian affiliates of U.S. banks. In addition, foreign banks are not subject to examination by any U.S. Governmental agency or instrumentality.

         Except for obligations of foreign banks and foreign branches of U.S. banks, the Fund will not invest in the securities of foreign issuers. Generally, the Fund may not invest less than 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements).

         Generally, the commercial paper purchased by the Fund is limited to direct obligations of domestic corporate issuers, including bank holding companies, which obligations, at the time of investment, are (i) rated "P-1" by Moody's, "A-1" or better by S&P or "F-1" by Fitch, (ii) issued or


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guaranteed  as to  principal  and  interest by issuers  having an existing  debt security rating of "Aa" or better by Moody's or "AA" or better by S&P or Fitch, or (iii) securities that, if not rated, are of comparable investment quality as determined by the Fund Manager in accordance with procedures adopted by the Corporation's Board of Directors.

         All of the securities in which the Fund will invest must meet credit standards applied by the Fund Manager pursuant to procedures established by the Board of Directors. Should an issue of securities cease to be rated or if its rating is reduced below the minimum required for purchase by the Fund, the Fund Manager will dispose of any such security, as soon as practicable, unless the Directors of the Corporation determine that such disposal would not be in the best interests of the Fund.

         In addition, the Fund may invest in variable or floating rate obligations, obligations backed by bank letters of credit, when-issued securities and securities with put features. The Fund has adopted 144a procedures for the valuation of illiquid securities.

         The following Additional Underlying Funds are bond mutual funds which seek to provide current income.

         Scudder Corporate Bond Fund seeks a high level of current income through investment mainly in investment-grade corporate debt securities. The Fund invests in a broad range of investment-grade, income producing securities and, to a lesser extent, below investment-grade bonds. The Fund is designed as a long-term investment for shareholders who can bear some credit, interest rate, and other bond market risks in exchange for the potential for high current income.

         The Fund invests, under normal market conditions, at least 65% of its total assets in investment-grade debt securities. Investment-grade securities are those that are rated Aaa, Aa, A, or Baa by Moody's or AAA, AA, A, or BBB by S&P, or if unrated, are of equivalent quality as determined by the Fund Manager. In addition, the Fund may invest up to 35% of its net assets in high yield, below investment-grade securities. Below investment-grade securities are those rated lower than Baa by Moody's or BBB by S&P. Below investment-grade securities are considered predominantly speculative with respect to their capacity to pay interest and repay principal. They generally involve a greater risk of default and, at times, can have more price volatility than higher rated securities.

         Scudder Corporate Bond Fund invests primarily in intermediate-term corporate bonds, but can also hold short-term and long-term issues. The dollar-weighted average maturity of the Fund's portfolio is expected to range from five to ten years. Longer-term bonds generally are more volatile than bonds with shorter maturities. While the Fund emphasizes corporate bonds and notes, it can also invest in U.S. Treasury and Agency securities, convertible and preferred securities, debt securities issued by real estate investment trusts ("REITs"), dollar rolls, warrants, trust preferred securities, mortgage-backed and other asset-backed securities, zero coupon securities, dollar-denominated debt of international agencies or investment-grade foreign institutions, American Depositary Receipts and other depositary receipts, and money market instruments such as commercial paper, bankers acceptances, and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Fund may invest up to 20% of total assets in foreign debt securities denominated in currencies other than the U.S. dollar. While it is anticipated that the majority of the Fund's foreign investments will be denominated in the U.S. dollar, the Fund may invest, within the aforementioned limit, in foreign bonds denominated in local currencies, including those issued in emerging markets. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. The Fund may also invest in when-issued securities, indexed securities, repurchase agreements, reverse repurchase agreements, illiquid securities, and may engage in strategic transactions. The value of fixed income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and decline as interest rates rise.



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

         For temporary defensive purposes, Scudder Corporate Bond Fund may invest all or a substantial portion of its assets in money market and short-term instruments when the Fund Manager deems such a position advisable in light of economic or market conditions. It is impossible to predict accurately how long such a defensive strategy may be utilized.

         Scudder Emerging Markets Income Fund is a non-diversified investment company which seeks to provide high current income. As a secondary objective, the Fund seeks long-term capital appreciation. In pursuing these goals, the Fund invests at least 50% of its total assets in high-yielding, high-risk debt securities issued by governments and corporations in emerging markets. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. To reduce currency risk, the Fund will invest at least 65% of its assets in U.S. dollar-denominated debt securities. Therefore, no more than 35% of the Fund's assets may be invested in debt securities denominated in foreign currencies. By focusing on fixed-income instruments issued in emerging markets, the Fund invests predominantly in debt securities that are rated below investment-grade. The Fund may invest up to 5% of its net assets in non-performing securities whose quality is comparable to securities rated as low as D by S&P or C by Moody's. The Fund involves above-average bond fund risk and can invest entirely in high yield/high risk bonds. Investments in emerging markets can be volatile. The Fund's share price and yield can fluctuate daily in response to political events, changes in the perceived creditworthiness of emerging nations, fluctuations in interest rates and, to a certain extent, movements in foreign currencies.

         In addition, Scudder Emerging Markets Income Fund, may invest up to 35% of its total assets in securities other than debt obligations issued in emerging markets. These holdings include debt securities and money market instruments issued by corporations and governments based in developed markets, including up to 20% of total assets in U.S. fixed income-instruments. The Fund has adopted 144a procedures for the valuation of illiquid securities.

         The Fund may for temporary, defensive or emergency purposes invest without limit in U.S. debt securities including short-term money market securities. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in shares of closed end investment companies, warrants, reverse repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         Scudder Global Bond Fund is a non-diversified investment company which seeks to provide total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. As a secondary objective, the Fund seeks capital appreciation. The Fund invests principally in a managed portfolio of high-grade intermediate- and long-term bonds denominated in the U.S. dollar and foreign currencies, including bonds denominated in the European Currency Unit (ECU). (Intermediate-term bonds generally have maturities between three and eight years, and long-term bonds generally have maturities of greater than eight years.) Portfolio investments are selected on the basis of, among other things, yields, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk. At least 65% of the Fund's investments will consist of high-grade debt securities, which are those rated in one of the three highest rating categories of one of the major U.S. rating services or, if unrated, considered to be of equivalent quality in local currency terms as determined by the Fund Manager. The Fund may also invest up to 15% of its net assets in debt securities rated BBB or BB by S&P or Baa or Ba by Moody's, or unrated securities considered to be of equivalent quality by the Fund Manager. The Fund does not invest in any securities rated B or lower. Under normal market conditions, the Fund will invest at least 15% of its total assets in U.S. dollar-denominated securities, issued domestically or abroad. The Fund may invest in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities or political
subdivisions;   and  debt  securities  issued


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

or guaranteed by supranational organizations such as the European Investment Bank, Inter-American Development Bank and The World Bank. The Fund may also invest in non-government securities including corporate debt securities, bank or bank holding company obligations (e.g., certificates of deposit and bankers acceptances), and mortgage and other asset-backed issues.

         Scudder Global Bond Fund may for temporary defensive purposes invest without limit in U.S. Government debt securities including short-term money market securities. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, zero coupon securities mortgage and asset-backed securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending, strategic transactions including derivatives.


         Scudder GNMA Fund. The Fund is designed to produce a high level of current income but with less risk of loss to the Fund's portfolio than other GNMA mutual funds, measured by the frequency and amount by which total return fluctuates downward. The Fund is designed for investors who are seeking high current income from high quality securities and who wish to receive a degree of protection from bond market price risk. The Fund's investment objective is to produce a high level of current income while actively seeking to reduce downside risk compared with other GNMA mutual funds. It does this by investing at least 65% of net assets in "Ginnie Maes": mortgage-backed securities that are issued or guaranteed by the Government National Mortgage Association (GNMA). The Fund also invests in U.S. Treasury securities. With both types of securities, the timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. In addition, the Fund does not invest in securities issued by tobacco-producing companies. The Fund has been designed with the conservative, safety-conscious investor in mind. Although past performance is no guarantee of future performance, historically, this Fund offers higher yields than such short-term investments as insured savings accounts, insured six month certificates of deposit, and fixed-price money market funds.

         The Fund invests in U.S. Treasury bills, notes and bonds; other securities issued or backed by the full faith and credit of the U.S. Government as to principal and interest, including, but not limited to, Government National Mortgage Association ("GNMA") mortgage-backed securities, Merchant Marine Bonds guaranteed by the Maritime Administration and obligations of the Export-Import Bank; financial futures contracts with respect to such securities; options on either such securities or such financial futures contracts; and bank repurchase agreements. At least 65% of the Fund's net assets will be directly invested in GNMAs. The Fund may also utilize hedging techniques involving limited use of financial futures contracts and the purchase and writing (selling) of put and call options on such contracts. Under certain market conditions, these strategies may reduce current income. At any time, the Fund may have a substantial portion of its assets in securities of a particular type or maturity. The Fund may also write covered call options on portfolio securities and purchase "when-issued" securities.

         GNMA Mortgage-Backed Securities ("GNMAs"). GNMAs are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration
(FHA) or guaranteed by the Veterans Administration (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, a Government corporation within the U.S. Department of Housing and Urban Development, the timely payment of interest and principal is guaranteed by the full faith and credit of the United States Government. This is not, however, a guarantee related to the Fund's yield or the value of your investment principal.

         As  mortgage-backed  securities,   GNMAs  differ  from  bonds  in  that
principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. GNMAs are called


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"pass-through" securities because both interest and principal payments including prepayments are passed through to the holder of the security (in this case, the Fund).

         Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below.

         A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk or prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

         When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of the Fund's shares.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA") are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any governmental agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.



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

         FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Fund Manager determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

         The payment of principal on the underlying mortgages may exceed the minimum required by the schedule of payments for the mortgages. Such prepayments are made at the option of the mortgagors for a wide variety of reasons reflecting their individual circumstances and may involve capital losses if the mortgages were purchased at a premium. For example, mortgagors may speed up the rate at which they prepay their mortgages when interest rates decline sufficiently to encourage refinancing. The Fund, when such prepayments are passed through to it, may be able to reinvest them only at a lower rate of interest. The Fund Manager, in determining the attractiveness of GNMAs relative to alternative fixed-income securities, and in choosing specific GNMA issues, will have made assumptions as to the likely speed of prepayment. Actual experience may vary from this assumption resulting in a higher or lower investment return than anticipated. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of the Fund's shares.

         Some investors may view the Fund as an alternative to a bank certificate of deposit. While an investment in the Fund is not federally insured, and there is no guarantee of price stability, an investment in the Fund--unlike a certificate of deposit -- is not locked away for any period, may be redeemed at any time without incurring early withdrawal penalties, and may provide a higher yield.

         The Fund may also invest in dollar roll  transactions,  mortgage-backed
and  mortgage  pass-though  securities,   securities  purchased  on  a  "forward
delivery" or "when-issued" basis, and covered call options.

         For temporary defensive purposes, the fund may temporarily invest up to 100% of assets in cash or cash equivalents.

         Scudder High Yield Bond Fund seeks a high level of current income and, secondarily, capital appreciation through investment primarily in below investment-grade domestic debt securities. In pursuit of its investment objectives, the Fund, under normal market conditions, invests at least 65% of its total assets in high yield, below investment-grade domestic debt securities. The Fund defines "domestic debt securities" as securities of companies domiciled in the U.S. or organized under the laws of the U.S. or for which the U.S. trading market is a primary market. The Fund may invest in a variety of other securities including convertible and preferred securities, U.S. Treasury and Agency bonds, Brady bonds, mortgage-backed and asset-backed securities, common stocks and warrants, securities issued by real estate investment trusts, trust preferred securities, bank loans, loan participations, dollar rolls, indexed securities and restricted securities, such as those acquired through private placements. The Fund may invest up to 25% of its total assets in foreign securities. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

         Scudder High Yield Bond Fund may for temporary defensive purposes invest without limit in cash or money market instruments or high quality domestic debt securities. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, securities lending, illiquid securities, reverse repurchase agreements, repurchase agreements, may purchase securities on a when-issued or forward delivery basis and may engage in strategic transactions including derivatives.

         The Fund has adopted 144a procedures for the valuation of illiquid securities.

         Scudder Income Fund seeks a high level of income, consistent with the prudent investment of capital, through a flexible investment program emphasizing high-grade bonds. The Fund invests primarily in a broad range of high-grade, income-producing securities such as corporate bonds and government securities. Under normal market conditions, the Fund will invest at least 65% of its assets in securities rated within the three highest quality rating categories of Moody's (Aaa, Aa and A) or S&P (AAA, AA and A), or if unrated, in bonds judged by the Fund Manager, to be of comparable quality at the time of purchase. The Fund may invest up to 20% of its assets in debt securities rated lower than Baa 3 or BBB or, if unrated, of equivalent quality as determined by the Fund Manager, but will not purchase bonds rated below B by Moody's or S&P or their equivalent.

         Scudder Income Fund may invest in bonds, notes, zero coupon securities, adjustable rate bonds, convertible bonds, preferred and convertible preferred securities, U.S. Government securities, commercial paper, debt securities issued by real estate investment trusts ("REITs"), mortgage and asset-backed securities and other money market instruments and illiquid securities such as certain securities issued in private placements, foreign securities and certificates of deposit issued by foreign and domestic branches of U.S. banks. It may also invest in warrants, when-issued or forward delivery securities, indexed securities, repurchase agreements, reverse repurchase agreements, and may engage in dollar-roll transactions, securities lending and strategic transactions including derivatives.

         Scudder International Bond Fund is a non-diversified investment company which seeks to provide income primarily by investing in a managed portfolio of high-grade debt securities denominated in foreign currencies. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection. To achieve its objectives, the Fund primarily invests in a managed portfolio of debt securities denominated in foreign currencies, including bonds denominated in the European Currency Unit (ECU). Portfolio investments are selected on the basis of, among other things, yields, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund normally invests at least 65% of its total assets in bonds denominated in foreign currencies. The Fund invests no more than 35% of the value of its total assets in investment-grade U.S. debt securities. The Fund invests no more than 15% of its total assets in debt securities rated below investment-grade, but not lower than B.

         Scudder International Bond Fund may for temporary defensive purposes invest without limit in U.S. Government debt securities, cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, illiquid securities, reverse repurchase agreements, repurchase agreements, dollar roll transactions, may purchase securities on a when-issued or forward delivery basis and may engage in securities lending and strategic transactions including derivatives.

         Scudder Short Term Bond Fund seeks to provide a high level of income consistent with a high degree of principal stability by investing primarily in high quality, short-term bonds. The dollar-weighted average effective maturity of the Fund's portfolio may not exceed three years. Within this limitation, the Fund may purchase individual securities with remaining stated maturities of greater than three years. The net asset value of the Fund is expected to fluctuate with changes in interest rates and bond market conditions, although this fluctuation should be more moderate than that of a fund with a longer average maturity. The Fund Manager, however, will attempt to minimize principal fluctuation through, among other things, diversification, credit analysis and security selection, and adjustment of the Fund's average portfolio maturity. When, in the opinion of the Fund Manager, economic or other conditions warrant, for temporary defensive purposes the Fund may invest more than 35% of its assets in money market instruments. The Fund emphasizes high quality investments. At least 65% of the Fund's net assets will be invested in (1) obligations of the U.S. Government, its agencies or instrumentalities, and (2) debt securities rated, at the time of purchase, in one of the two highest categories of S&P or Moody's or, if unrated, judged to be of comparable quality by the Fund Manager. In addition, the Fund will not invest in any debt security rated at the time of purchase below investment-grade.

         Scudder Short Term Bond Fund may for temporary defensive purposes invest without limit in money market assets. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, indexed securities, zero coupon securities, trust preferred securities, illiquid securities, reverse repurchase agreements, repurchase agreements, dollar roll transactions, may purchase securities on a when-issued or forward delivery basis and may engage in securities lending and strategic transactions including derivatives.

         The following Additional Underlying Funds are equity mutual funds which seek a combination of income and growth.

         Scudder Growth and Income Fund seeks long-term growth of capital, current income and growth of income. The Fund attempts to achieve its investment objective by investing primarily in dividend-paying common stocks, preferred stocks and securities convertible into common stocks of companies with long-standing records of earnings growth. The Fund may also purchase securities which do not pay current dividends but which offer prospects for growth of capital and future income. Convertible securities (which may be current coupon or zero coupon securities) are bonds, notes, debentures, preferred stocks and other securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may also invest in nonconvertible preferred stocks consistent with its objective.

         Scudder Growth and Income Fund may for temporary defensive purposes invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, foreign securities, real estate investment trusts, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         Scudder International Fund seeks long-term growth of capital mainly through a diversified portfolio of marketable foreign equity securities. The Fund invests in companies, wherever organized, which do business primarily outside the United States. The Fund intends to diversify investments among several countries and to have represented in the portfolio, in substantial proportions, business activities in not less than three different countries other than the U.S. The Fund does not intend to concentrate investments in any particular industry. The Fund's investments are generally denominated in foreign currencies. The strength or weakness of the U.S. dollar against these currencies is responsible for part of the Fund's investment performance. The Fund may invest up to 20% of its total assets in investment-grade debt securities except that the Fund may invest up to 5% of its total assets in debt securities which are rated below investment-grade.

         Scudder International Fund may for temporary defensive purposes invest without limits in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the U.S. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, trust preferred securities, fixed-income securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         Scudder International Growth and Income Fund is a diversified investment company which seeks long-term growth of capital and current income primarily from foreign equity securities. The Fund invests generally in common stocks of established companies listed on foreign exchanges, which offer prospects for growth of earnings while paying relatively high current dividends. The Fund can also invest in other types of equity securities, including preferred stocks and securities convertible into common stock. The Fund can invest throughout the world, but will emphasize investments in developed economies other than the U.S. In pursuing its dual objective, at least 80% of the Fund's net assets will be invested in the equity securities of established non-U.S. companies. The Fund generally invests in equity securities of established companies listed on foreign securities exchanges, but also may invest in securities traded over-the-counter. The Fund's equity investments include common stock, convertible and non-convertible preferred stock, sponsored and unsponsored depository receipts, and warrants.

         Scudder International Growth and Income Fund may for temporary defensive purposes hold up to 20% of its net assets in U.S. and foreign fixed income securities and may invest without limit in cash or cash equivalents including domestic and foreign money market instruments, short-term government and corporate obligations and repurchase agreements. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         The following Additional Underlying Funds are equity mutual funds which seek long-term growth or capital appreciation.

         Classic Growth Fund -- Scudder Shares seeks to provide long-term growth of capital and to keep the value of its shares more stable than other capital growth mutual funds. Under normal market conditions, the Fund invests primarily in a diversified portfolio of common stocks which the Fund Manager believes offers above-average appreciation potential yet, as a portfolio, offers the potential for less share price volatility than other growth mutual funds. In seeking such investments, the Fund Manager focuses its investment in high quality, medium-to-large sized U. S. companies with leading competitive positions. The Fund allocates its investments among different industries and companies, and adjusts its portfolio securities based on long-term investment considerations as opposed to short-term trading. While the Fund emphasizes U.S. investments, it can commit a portion of assets to the equity securities of foreign growth companies that meet the criteria applicable to the Fund's domestic investments. The Fund can purchase other types of equity securities including securities convertible into common stocks, preferred stocks, rights and warrants. The Fund may invest up to 20% of its net assets in debt securities when the Fund Manager anticipates that the capital appreciation on debt securities is likely to equal or exceed the capital appreciation on common stocks over a selected time, such as during periods of unusually high interest rates.

         Classic Growth Fund -- Scudder Shares may for temporary defensive purposes invest without limit in high quality money market securities, including U.S. Treasury bill, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers' acceptances, and other debt securities, such as U.S. Government obligations and corporate debt instruments. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         Global Discovery Fund -- Scudder Shares seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. In pursuit of its objective, the Fund generally invests in small, rapidly growing companies which offer the potential for above-average returns relative to larger companies, yet are frequently overlooked and thus undervalued by the market. The Fund has the flexibility to invest in any region of the world. Under normal circumstances, the Fund invests at least 65% of its total assets in the equity securities of small companies. While the Fund Manager believes that smaller, lesser-known companies can offer greater growth potential than larger, more established firms, the former also involve greater risk and price volatility. To help reduce risk, the Fund expects, under normal market conditions, to diversify its portfolio widely by company, industry and country. The Fund intends to allocate investments among at least three countries at all times, one of which may be the United States. The Fund invests primarily in companies whose individual equity market capitalization would place them in the same size range as companies in approximately the lowest 20% of world market capitalization as represented by the Salomon Brothers Broad Market Index, an index comprised of equity securities of more than 6,500 small-, medium- and large-sized companies based in 22 markets around the globe. Based on this policy, the companies held by the Fund typically will have individual equity market capitalizations of between approximately $50 million and $2 billion (although the Fund will be free to invest in smaller capitalization issues that satisfy the Fund's size standard). Furthermore, the median market capitalization of the companies in which the Fund invests will not exceed $750 million. The Fund may invest up to 35% of its total assets in equity securities of larger companies located throughout the world and in investment-grade debt securities if the Fund Manager determines that the capital appreciation of debt securities is likely to exceed the capital appreciation of equity securities. The Fund may invest up to 5% of its net assets in debt securities rated below investment-grade.

         Global Discovery Fund -- Scudder Shares may for temporary defensive purposes invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in common stocks, preferred stocks (either convertible or non-convertible), rights and warrants, closed end investment companies, bonds, notes, debentures, government securities, zero coupon bonds (any of which may be convertible or nonconvertible), foreign securities, American Depositary Receipts, purchase securities on a when-issued or forward delivery basis, and enter into reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         Scudder Capital Growth Fund. The Fund is designed to provide long-term capital growth while actively seeking to reduce downside risk compared with other growth mutual funds. The Fund pursues this investment objective by investing at least 65% of total assets in equities, mainly common stocks of established medium- and large-sized companies. Through a broadly diversified portfolio consisting primarily of the securities of high quality, medium- to large-sized companies with strong competitive positions in their industries and reasonable stock market valuation the Fund seeks to offer less share price volatility than many growth funds. It may also invest in rights to purchase common stocks, the growth prospects of which are greater than most stocks but which may also have above-average market risk. The Fund may also invest in preferred stocks consistent with the Fund's objective. While most of the fund's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks. The fund does not invest in securities issued by tobacco-producing companies.

         Investments in common stocks have a wide range of characteristics, and management of the Fund believes that opportunity for long-term growth of capital may be found in all sectors of the market for publicly-traded equity securities. Thus, the search for equity investments for the Fund may encompass any sector of the market and companies of all sizes. In addition, since 1945, the overall performance of common stocks has exceeded the rate of inflation. It is a fundamental policy of the Fund, which may not be changed without approval of a majority of the Fund's outstanding shares (see "Investment Restrictions", herein, for majority voting requirements), that the Fund will not concentrate its investments in any particular industry. The Fund generally does not invest more than 3.5% of its assets in any single company.

         The Fund may  invest  up to 100% of its  assets in  high-quality  money market instruments (including U.S. Treasury bills, commercial paper, certificates of deposit, and bankers' acceptances), repurchase agreements and other debt securities for temporary defensive purposes when the Fund Manager deems such a position advisable in light of economic or market conditions.

         The Fund may also invest in real estate investment trusts, futures contracts, covered call options, options on stock indices, foreign securities, and foreign currency exchange contracts.

         Scudder Development Fund seeks long-term growth of capital by investing primarily in U.S. companies with the potential for above-average growth. The Fund generally invests in equity securities, including common stocks and convertible securities, of companies that the Fund Manager believes have the potential for above-average revenue, earnings, business value and/ or cash flow growth. To help reduce risk, the Fund allocates its investments among many companies. In selecting industries and companies for investment, the Fund Manager may consider many factors, including overall growth prospects, financial condition, competitive position, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors. While the Fund generally emphasizes investments in companies domiciled in the U.S., it may invest in listed and unlisted foreign securities that meet the same criteria as the Fund's domestic holdings when the anticipated performance of foreign securities is believed by the Fund Manager to offer more potential than domestic alternatives in keeping with the investment objective of the Fund. However, the Fund has no current intention of investing more than 20% of its net assets in foreign securities.

         Scudder Development Fund may for temporary defensive purposes invest without limit in cash and may invest in high quality debt securities without equity features, U.S. Government securities and money market instruments which are rated in the two highest categories by Moody's Investor Services, Inc. or Standard and Poor's Corporations, or, if unrated, are deemed by the Fund Manager to be of equivalent quality. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, convertible bonds, preferred stocks, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         Scudder Emerging Markets Growth Fund is a non-diversified investment company which seeks long-term growth of capital primarily through equity investment in emerging markets around the globe. The Fund will invest in the Asia-Pacific region, Latin America, less developed nations in Europe, the Middle East and Africa, focusing investments in countries and regions where there appear to be the best value and appreciation potential, subject to considerations of portfolio diversification and liquidity. At least 65% of the Fund's total assets will be invested in the equity securities of emerging market issuers. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. The Fund intends to allocate its investments among at least three countries at all times, and does not expect to concentrate in any particular industry. The Fund deems an issuer to be located in an emerging market if:

         o the issuer is organized under the laws of an emerging market country;

         o the issuer's principal securities trading market is in an emerging market; or

         o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived (directly or indirectly through subsidiaries) from assets or activities located in emerging markets.

         The Fund may invest up to 35% of its total assets in emerging market and domestic debt securities if the Fund Manager determines that the capital appreciation of debt securities is likely to equal or exceed the capital appreciation of equity securities. Under normal market conditions, the Fund may invest up to 35% of its assets in equity securities of issuers in the U.S. and other developed markets.

         Scudder Emerging Markets Growth Fund may for temporary defensive purposes invest without limit in debt instruments, cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in debt instruments such as warrants, bonds, notes, bills, debentures, convertible securities, bank obligations, short-term paper, loan participations, loan assignments and trust interests. The Fund may also invest in closed end investment companies investing primarily in emerging markets, illiquid securities, purchase securities on a when-issued or forward delivery basis, enter into reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         The Fund has adopted 144a procedures for the valuation of illiquid securities.

         Scudder Global Fund seeks long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The Fund invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries. It also may invest in the debt securities of U.S. and foreign issuers. The Fund will be invested usually in securities of issuers located in at least three countries, one of which may be the U.S. It is expected that investments will include companies of varying size as measured by assets, sales or capitalization. The Fund generally invests in equity securities of established companies listed on U.S. or foreign securities exchanges, but also may invest in securities traded over-the-counter. It also may invest in debt securities convertible into common stock, convertible and non-convertible preferred stock, and fixed-income securities of governments, government agencies, supranational agencies and companies when the Fund Manager believes the potential for appreciation will equal or exceed that available from investments in equity securities. These debt and fixed-income securities will be investment-grade, except that the Fund may invest up to 5% of its total assets in debt securities rated below investment-grade.

         Scudder Global Fund may for temporary defensive purposes invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, zero-coupon securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         Scudder Gold Fund is a non-diversified investment company which seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold. The Fund pursues its objective primarily through a portfolio of gold-related investments. Under normal market conditions, at least 65% of the Fund's total assets will be invested in (1) equity securities (defined as common stock, investment-grade preferred stock, warrants and debt securities that are convertible into or exchangeable for common stock) of U.S. and foreign companies primarily engaged in the exploration, mining, fabrication, processing or distribution of gold, (2) gold bullion, and (3) gold coins. A company will be considered "primarily engaged" in a business or an activity if it devotes or derives at least 50% of its assets, revenues and/or operating earnings from that business or activity. The remaining 35% of the Fund's assets may be invested in any precious metals other than gold; in equity securities of companies engaged in activities primarily relating to precious metals and minerals other than gold; in investment-grade debt securities, including warrants, zero coupon bonds, of companies engaged in activities relating to gold or other precious metals and minerals; in certain debt securities, a portion of the return on which is indexed to the price of precious metals; and, for hedging purposes, in precious metals; and utilize various other strategic transactions. Consistent with applicable state securities laws, up to 10% of the Fund's total assets may be invested directly in gold, silver, platinum and palladium bullion and in gold and silver coins. In addition, the Fund's assets may be invested in wholly owned subsidiaries of Scudder Mutual Funds, Inc., of which the Fund is a series, that invest in gold, silver, platinum and palladium bullion and in gold and silver coins.

         Scudder Gold Fund may hold cash, high quality cash equivalents (including foreign money market instruments) such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities without limit for temporary defensive purposes and up to 30% to maintain liquidity. In addition, the Fund may invest in warrants, foreign currencies in the form of bank deposits, short sales against the box, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         Scudder Greater Europe Growth Fund is a non-diversified investment company which seeks long-term growth of capital through investments primarily in the equity securities of European companies. Although its focus is on long-term growth, the Fund may provide current income principally through holdings in dividend-paying securities. The Fund will invest, under normal market conditions, at least 80% of its total assets in the equity securities of European companies.

         The Fund defines a European company as follows:

         o A company organized under the laws of a European country or for which the principal securities trading market is in Europe; or

         o A company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in its most recent fiscal year represents (directly or indirectly through subsidiaries) assets or activities located in Europe.

         The Fund may invest, under normal market conditions, up to 20% of its total assets in European debt securities. Within this 20% limit, the Fund may invest in debt securities which are unrated, rated, or the equivalent of those rated below investment-grade.

         Scudder Greater Europe Growth Fund may hold foreign or U.S. debt instruments as well as cash or cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements without limit for temporary defensive purposes and up to 20% to maintain liquidity. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in closed end investment companies, warrants, when-issued securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         Scudder Large Company Growth Fund seeks to provide long-term growth of capital through investment primarily in the equity securities of seasoned, large-sized financially-strong U.S. growth companies. The Fund's equity investments consist of common stocks, preferred stocks and securities convertible into common stocks, rights and warrants of companies which are of above-average financial quality and offer the prospect for above-average growth in earnings, cash flow or assets relative to the overall market as defined by the Standard & Poor's 500 Composite Price Index ("S&P 500"). The Fund invests at least 65% of its total assets in the equity securities of seasoned, financially-strong U.S. growth companies which are considered to be of above-average financial quality. The common stocks issued by these companies qualify, at the time of purchase, for one of the three highest equity ranking categories (A+, A or A-) of S&P or, if not ranked by S&P, are judged to be of comparable quality by the Fund Manager. Rankings by S&P are not an appraisal of a company's creditworthiness, as is true for S&P's debt security ratings, nor are these rankings intended as a forecast of future stock market performance. In addition to using S&P rankings of earnings and dividends of common stocks, the Fund Manager conducts its own analysis of a company's history, current financial position, and earnings prospects. The Fund allocates its investments among different industries and companies, and adjusts its portfolio securities based on long-term investment considerations as opposed to short-term trading. While the Fund emphasizes U.S. investments, it can commit a portion of assets to the equity securities of foreign growth companies which meet the criteria applicable to domestic investments. The Fund may invest in convertible securities which must be investment-grade.

         Scudder Large Company Growth Fund may for temporary defensive purposes invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in warrants, foreign securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         Scudder Large Company Value Fund seeks to maximize long-term capital growth through a value-orientated investment approach. The Fund invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks. The Fund is free to invest in a wide range of marketable securities which the Fund Manager believes offer the potential for long-term, above-average growth. The Fund will normally invest at least 65% of its assets in the equity securities of large U.S. companies. The Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. These may include securities of companies whose fundamentals or products may be of only average promise. The Fund may invest up to 20% of its net assets in debt securities when management anticipates that the capital appreciation on debt securities is likely to equal or exceed the capital appreciation on common stocks over a selected time, such as during periods of unusually high interest rates. Such debt securities may be rated below investment-grade, or of equivalent quality as determined by the Fund Manager. However, the Fund will invest no more than 20% of its net assets in securities rated B or lower.

         Scudder Large Company Value Fund may for temporary defensive purposes invest without limit in debt securities, short-term indebtedness, cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in rights, warrants, convertible securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         Scudder  Latin  America Fund is a  non-diversified  investment  company which seeks to provide long-term capital appreciation through investment primarily in the securities of Latin American issuers. The Fund involves above-average investment risk. The Fund seeks to benefit from economic and political trends emerging throughout Latin America. These trends are supported by governmental initiatives designed to promote freer trade and market-oriented economies. The Fund Manager believes that efforts by Latin American countries to, among other things, reduce government spending and deficits, control inflation, lower trade barriers, stabilize currency exchange rates, increase foreign and domestic investment and privatize state-owned companies, will set the stage for attractive investment returns over time. At least 65% of the Fund's total assets will be invested in the securities of Latin American issuers, and 50% of the Fund's total assets will be invested in Latin American equity securities. To meet its objective to provide long-term capital appreciation, the Fund normally invests at least 65% of its total assets in equity securities. The Fund considers Latin American countries to include Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean. The Fund defines securities of Latin American issuers as follows:

         o Securities of companies organized under the laws of a Latin American country or for which the principal securities trading market is in Latin America; o Securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, political subdivisions or the central bank of such country;

         o Securities of companies, wherever organized, when at least 50% of an issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in Latin America; or

         o Securities of Latin American issuers, as defined above, in the form of depositary shares.

         The Fund may invest in debt securities which are unrated, rated or the equivalent of those rated below investment-grade although the Fund will not invest more than 10% of its net assets in securities rated B or lower by Moody's or S&P and may invest in securities rated C by Moody's or D by S&P.

         Scudder Latin America Fund may for temporary defensive purposes invest without limit in cash and cash equivalents and money market instruments, or in securities of U.S. or other non-Latin American issuers. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in closed end investment companies primarily in Latin America, warrants, loan participations and assignments, when-issued securities, convertible securities, illiquid securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         Scudder Pacific Opportunities Fund is a non-diversified investment company which seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan. The Fund invests, under normal market conditions, at least 65% of its assets in the equity securities of Pacific Basin companies. Pacific Basin countries include Australia, the Peoples Republic of China, India, Indonesia, Malaysia, New Zealand, the Philippines, Sri Lanka, Pakistan and Thailand, as well as Hong Kong, Singapore, South Korea and Taiwan -- the so-called "four tigers." The Fund may invest in other countries in the Pacific Basin when their markets become sufficiently developed. The Fund will not, however, invest in Japanese securities. The Fund intends to allocate investments among at least three countries at all times and does not expect to concentrate investments in any particular industry. The Fund defines securities of Pacific Basin companies as follows:

         o Securities of companies organized under the laws of a Pacific Basin country or for which the principal securities trading market is in the Pacific Basin; or

         o Securities of companies, wherever organized, when at least 50% of a company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in the Pacific Basin.

         Under normal market conditions, the Fund may invest up to 35% of its assets in equity securities of U.S. and other non-Pacific Basin issuers (excluding Japan). The Fund may invest up to 35% of its total assets in foreign and domestic high-grade debt securities if the Fund Manager determines that the capital appreciation of debt securities is likely to equal or exceed the capital appreciation of equity securities.

         Scudder Pacific Opportunities Fund may for temporary defensive purposes invest without limit in debt instruments as well as cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in common stock, preferred stock (either convertible or non-convertible), depository receipts, rights, warrants, illiquid securities, when-issued securities, reverse repurchase agreements, repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         Scudder Small Company Stock Fund is designed to provide long-term capital growth while actively seeking to reduce downside risk compared with other small company stock funds. The Fund pursues this investment objective by investing at least 65% of total assets in common stocks of small U.S. companies with above-average long-term capital growth. The fund does not invest in securities issued by tobacco-producing companies.

         Under normal circumstances, the Fund may invest up to 5% of its assets in certain short-term fixed income securities including high-quality money market securities such as U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks and bankers' acceptances, although cash or cash equivalents are normally expected to represent less than 1% of the Fund's assets. The Fund may invest up to 20% of its assets in stock futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs.

         The Fund may also invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Composite Stock Index ("S&P 500 Index"). There can be no assurance that this can be accomplished as it may not be possible for the trust to replicate and maintain exactly the composition and relative weightings of the component securities of the S&P 500 Index. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. SPDRs are also subject to risks other than those associated with an investment in a broadly based portfolio of common stocks in that the selection of the stocks included in the trust may affect trading in SPDRs, as compared with trading in a broadly based portfolio of common stocks.

         The Fund is neither sponsored by nor affiliated with Standard & Poor's.

         In pursuing its objective of long-term capital growth, the Fund normally remains substantially invested in the common stocks of small U.S. companies. Using a quantitative investment approach developed by the Fund
Manager, the Fund focuses on equity securities of companies with market capitalization below $2 billion and that the Fund Manager believes are undervalued relative to the stocks in Russell 2000 Index(R). The Russell 2000 Index(R) is a widely used measure of small stock performance. The Fund will sell securities of companies that have grown in market capitalization above this level as necessary to keep the Fund focused on small companies.

         The Fund takes a diversified approach to investing. It generally invests no more than 2% of its assets in the securities of any one company and typically invests in over 150 securities, representing a variety of U.S. industries.

         While the Fund invests predominantly in common stocks, it can purchase other types of equity securities including preferred stocks (either convertible or non-convertible), rights and warrants. Securities may be listed on national exchanges or traded over-the-counter. The Fund may invest up to 20% of its assets in U.S. Treasury, agency and instrumentality obligations, may enter into repurchase agreements and may make use of financial futures contracts and related options. The Fund may purchase and sell options or futures on stock indices for hedging purposes as a temporary investment to accommodate cash flows. The Fund may also invest in real estate investment trusts, covered call options, foreign securities, and foreign currency exchange contracts.

         For temporary defensive purposes, the Fund may invest without limit in high quality money market securities, including U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers' acceptances, and other debt securities, such as U.S. government obligations and corporate debt instruments when the Fund Manager deems such a position advisable in light of economic or market conditions.

         Scudder Small Company Value Fund pursues long-term growth of capital by investing in undervalued stocks of small U.S. companies. The fund normally invests at least 90% of its assets in common stocks of companies that are similar in size to those included in the Russell 2000 index--a widely used benchmark of small stock performance. Typically, these companies have a stock market value of less than $1.5 billion. Companies represented in the portfolio of the Fund typically have the following characteristics:

         o Attractive valuations relative to the Russell 2000 Index -- a widely used benchmark of small stock performance -- based on measures such as price to earnings, price to book value and price to cash flow ratios.

         o Favorable trends in earnings growth rates and stock price momentum.

         While the Fund invests predominately in common stocks, it can purchase other types of equity securities including preferred stocks (convertible securities), rights, warrants and illiquid securities. The Fund may invest up to 20% of its assets in U.S. Treasury, agency and instrumentality obligations, may enter into repurchase agreements and reverse repurchase agreements and may engage in strategic transactions, using such derivatives contracts as index options and futures, to increase stock market participation, enhance liquidity and manage transaction costs.

         Scudder Small Company Value Fund may for temporary defensive purposes invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized.

         The Japan Fund is a diversified mutual fund which seeks to achieve long-term capital appreciation by investing primarily in equity securities (including American Depositary Receipts) of Japanese companies. Equity securities are defined as common and preferred stock, debt securities convertible into common stock (sometimes referred to as "convertible debentures") and common stock purchase warrants. Under normal conditions, the Fund will invest at least 80% of its assets in Japanese securities, that is, securities issued by entities that are organized under the laws of Japan ("Japanese companies"), securities of affiliates of Japanese companies, wherever organized or traded, and securities of issuers not organized under the laws of Japan but deriving 50% or more of their revenues from Japan. These securities may include debt securities (Japanese government debt securities and debt securities of Japanese companies) when the Fund Manager believes that the potential for capital appreciation from investment in debt securities equals or exceeds that available from investment in equity securities. The Fund may also invest up to 30% of its net assets in equity securities of Japanese companies which are traded in an over-the-counter market. These are generally securities of relatively small or little-known companies that the Fund Manager believes have above-average earnings growth potential. The Fund may invest up to 20% of its assets in cash or short-term government or other short-term prime obligations in order to have funds readily available for general corporate purposes, including the payment of operating expenses, dividends and redemptions, or the investment in securities through exercise of rights or otherwise, or in repurchase agreements. Where the Fund Manager determines that market or economic conditions so warrant, the Fund may, for temporary defensive purposes, invest more than 20% of its assets in cash or such securities. It is impossible to predict for how long such alternate strategies may be utilized. In addition, the Fund may invest in illiquid securities, options, futures contracts, warrants, reverse repurchase agreements and may engage in securities lending and strategic transactions.

         Scudder 21st Century Growth Fund pursues long-term growth of capital by investing in emerging growth companies that have the potential to be leaders in the next century. Emerging growth companies tend to be small or little-known companies that have strong prospects for growth because they may offer such things as cutting edge products, unique services, innovative distribution channels or technological advances. The fund normally invests at least 80% of its assets in common stocks of companies that are similar in size to those included in the Russell 2000 index -- a widely used benchmark of small stock performance. Typically, these companies have a stock market value of less than $1.5 billion. The Fund Manager believes these companies are well-positioned for above-average earnings growth and/or greater market recognition. Such favorable prospects may be a result of new or innovative products or services a given company is developing or provides, products or services that have the potential to impact significantly the industry in which the company competes or to change dramatically customer behavior in the 21st century. To help reduce risk in its search for high quality, emerging growth companies, the Fund Manager allocates the Fund's investments among many companies and different industries in the U.S. and, where opportunity warrants, abroad as well. Emerging growth companies are those with the ability, in the Fund Manager's opinion, to expand earnings per share by at least 15% per annum over the next three to five years at a minimum.

         The Fund may for temporary, defensive or emergency purposes invest without limit in cash and high quality debt securities without equity features, which are rated Aaa, Aa or A by Moody's or AAA, AA or A by S&P, or , if unrated, are deemed by the Fund Manager to be of equivalent quality, U.S. Government securities and invest in money market instruments which are rated in the two highest categories by Moody's or S&P or, if unrated, are deemed by the Fund Manager to be of equivalent quality. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in shares of preferred stocks, convertible securities, rights, warrants, reverse repurchase agreements and may engage in securities lending and strategic transactions including derivatives.

         The Fund has adopted 144a procedures for the valuation of illiquid securities.

         Value Fund -- Scudder Shares seeks long-term growth of capital through investment in undervalued equity securities. The Fund invests primarily in common stock of larger, established domestic companies with market capitalization of at least $1 billion that the Fund's portfolio management team believes are undervalued in the marketplace. The Fund invests at least 80% of its assets in equity securities, which consist of common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund may invest up to 20% of its total assets in debt obligations, including zero coupon securities, may enter into repurchase agreements, reverse repurchase agreements and may also engage in strategic transactions including derivatives for hedging purposes and to seek to increase gain. The debt securities in which the Fund may be invested may be rated below investment-grade, although the Fund will invest no more than 10% of its net assets in securities rated B or lower by S&P or Moody's, and may not invest more than 5% of its net assets in securities rated C by Moody's or D by S&P.

         Value Fund -- Scudder Shares may for temporary defensive purposes invest without limit in cash and cash equivalents. It is impossible to accurately predict how long such alternative strategies may be utilized. In addition, the Fund may invest in illiquid securities and may engage in securities lending.

Risk Factors of the Additional Underlying Funds

         In pursuing their investment objectives, each of the Additional Underlying Funds is permitted to engage in a wide range of investment policies. The Additional Underlying Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Fund Manager. Certain of these policies are described in the "Glossary" and further information about the Additional Underlying Funds is contained in the prospectuses of such funds. In addition, some or all of the Additional Underlying Funds may employ some or all of the investment practices described in the Portfolios' Statement of Additional Information dated February 1, 2000 under the heading "Special Investment Policies of the AARP Funds." Because each Portfolio invests in certain of the Additional Underlying Funds, shareholders of each Portfolio will be affected by these investment policies in direct proportion to the amount of assets each Portfolio allocates to the Additional Underlying Funds pursuing such policies.

                                    GLOSSARY

         Prospective investors should consider certain Additional Underlying Funds may engage in the following investment practices.

Common stocks. Under normal circumstances, certain Additional Underlying Funds invest primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, an Additional Underlying Funds may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Convertible Securities. Certain Additional Underlying Funds may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

         The convertible securities in which an Additional Underlying Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their
obligations.   Convertible   securities
generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Small Company Risk. The Fund Manager believes that small companies often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of the smaller companies in which certain Additional Underlying Funds may invest, may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Investing in emerging growth companies. The investment risk associated with emerging growth companies is higher than that normally associated with larger, older companies due to the greater business risks of small size, the relative age of the company, limited product lines, distribution channels and financial and managerial resources. Further, there is typically less publicly available information concerning smaller companies than for larger, more established ones.

         The securities of small companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, an Additional Underlying Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies which are often traded on a national securities exchange.

Investments Involving Above-Average Risk. Certain Additional Underlying Funds may purchase securities involving above-average risk. For example, an Additional Underlying Fund may have invested from time to time in relatively new companies but is limited by a non-fundamental policy that it may not invest more than 5% of its total assets in companies that, with their predecessors, have been in continuous operation for less than three years. The Additional Underlying Fund's portfolio may also include the securities of small or little-known companies, commonly referred to as emerging growth companies, that the Fund Manager believes have above-average earnings growth potential and/or may receive greater market recognition. Both factors are believed to offer significant opportunity for capital appreciation. Investment risk is higher than that normally associated with larger, older companies due to the higher business risks associated with small size, frequently narrow product lines and relative immaturity. To help reduce risk, the Additional Underlying Fund allocates its investments among many companies and different industries.

         The securities of such companies are often traded only over-the-counter and may not be traded in the volume typical of trading on a national securities exchange. As a result, the disposition by the Additional Underlying Fund of holdings of such securities may require the Additional Underlying Fund to offer a discount from recent prices or to make many small sales over a lengthy period of time. Such securities may be subject to more abrupt or erratic market movements than those typically encountered on national securities exchanges.

Debt securities. In general, the prices of debt securities rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer term debt securities.

         The debt securities in which certain of the Additional Underlying Funds may invest are rated, or determined by the Fund Manager to be the equivalent of those rated, by two nationally recognized rating organizations, Moody's and S&P. High quality securities are those rated in the two highest categories by Moody's (Aaa or Aa) or S&P (AAA or AA). High-grade securities are those rated in the three highest categories by Moody's (Aaa, Aa, or A) or by S&P (AAA, AA, or A). Investment-grade securities are those rated in the four highest categories by Moody's (Aaa, Aa, A, or Baa) or by S&P (AAA, AA, A or BBB).

         Certain Additional Underlying Funds may invest in debt securities which are rated below investment-grade; that is, rated below Baa by Moody's or BBB by S&P (commonly referred to as "junk bonds"). The lower the ratings of such debt securities, the greater their risks render them like equity securities. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. Certain Additional Underlying Funds may also make a portion of their below investment-grade investments in securities which are rated D by S&P or, if unrated, are of equivalent quality. Securities rated D may be in default with respect to payment of principal or interest.

         To the extent an Additional Underlying Fund invests in high-grade securities, it will be unable to avail itself of opportunities for higher income which may be available with lower grade investments. Conversely, although some lower-grade securities have produced higher yields in the past than the investment-grade securities, lower-grade securities are considered to be predominantly speculative and, therefore, carry greater risk.

Brady Bonds. Certain Additional Underlying Funds may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, and the Philippines.

         Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets.

         Dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. Over $82 billion in Brady Bonds have been issued by countries in Africa and Latin America, with 90% of these Brady Bonds being denominated in U.S. dollars.

High Yield, High Risk Securities. Below investment grade securities (rated Ba and lower by Moody's and BB and lower by S&P) or unrated securities of equivalent quality, in which certain Additional Underlying Funds may invest, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See the Appendix to this combined Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         Economic downturns have in the past, and could in the future, disrupted the high yield market and impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have a greater adverse impact on the value of such obligations than on comparable higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect an Additional Underlying Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of an Additional Underlying Fund to accurately value high yield securities in the Additional Underlying Fund's portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs. Lower rated and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers, and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

         Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Fund Manager not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of an Additional Underlying Fund's investment objective by investment in such securities may be more dependent on the Fund Manager's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Fund Manager will determine whether it is in the best interest of the Additional Underlying Fund to retain or dispose of such security.

         Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Backed Securities. The Fund Manager expects that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. An Additional Underlying Fund will not purchase mortgage-backed securities or any other assets which, in the opinion of the Fund Manager, are illiquid if, as a result, more than 15% of the value of the Additional Underlying Fund's total assets will be. As new types of mortgage-related securities are developed and offered to investors, the Fund Manager will, consistent with the Additional Underlying Fund's investment objective, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

Illiquid Securities. Additional Underlying Funds may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale. The absence of a trading market can make it difficult to ascertain a market value for these investments and there is a risk that an Additional Underlying Fund may not be able to dispose of them at an advantageous time or price. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund. It is a Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the
value  of  the   Fund's   net   assets.   Each

Corporation/Trust's Board of Directors/Trustees has approved guidelines for use by the Fund Manager in determining whether a security is illiquid.

         Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

         Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Fund Manager will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors the Fund Manager may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

         It is a Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Additional Underlying Fund's net assets. Each Corporation/Trust's Board of Directors/Trustees has approved guidelines for use by the Fund Manager in determining whether a security is illiquid.

Repurchase Agreements. Certain Additional Underlying Funds may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank, if the repurchase agreement is fully secured by government securities of the particular foreign jurisdiction, or with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Fund Manager to be at least as high as that of other obligations the relevant Additional Underlying Fund may purchase, or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's or S&P.

         A repurchase agreement provides a means for an Additional Underlying Fund to earn income on assets for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Additional Underlying Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Additional Underlying Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Additional Underlying Fund together with the repurchase price upon repurchase. In either case, the income to the Additional Underlying Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.

         For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from an Additional Underlying Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to that Additional Underlying Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by an Additional Underlying Fund subject to a repurchase agreement as being owned by the Additional Underlying Fund or as being collateral for a loan by the Additional Underlying Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, an Additional Underlying Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Additional Underlying Fund has not perfected a security interest in the Obligation, the Additional Underlying Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Additional Underlying Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Additional Underlying Fund, the Fund Manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case an Additional Underlying Fund may incur a loss if the proceeds to the Additional Underlying Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Additional Underlying Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that an Additional Underlying Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Repurchase Commitments. Certain Additional Underlying Funds may enter into repurchase commitments with any party deemed creditworthy by the Fund Manager, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which an Additional Underlying Fund may purchase. Such transactions may not provide the Additional Underlying Fund with collateral marked-to-market during the term of the commitment.

Reverse Repurchase Agreements. The Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Fund Manager believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

Strategic Transactions and Derivatives. Certain Additional Underlying Funds may, but are not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

         In the course of pursuing these investment strategies, the Underlyinhg Scudder Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Additional Underlying Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Additional Underlying Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Additional Underlying Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Additional Underlying Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Additional Underlying Fund to utilize these Strategic Transactions successfully will depend on the Fund Manager's ability to predict pertinent market movements, which cannot be assured. The Additional Underlying Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Additional Underlying Fund, and the Additional Underlying Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

         Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Fund Manager's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Additional Underlying Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Additional Underlying Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Additional Underlying Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Additional Underlying Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Additional Underlying Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Additional Underlying Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         The Additional Underlying Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Additional Underlying Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Additional Underlying Fund to require the Counterparty to sell the option back to the Additional Underlying Fund at a formula price within seven days. The Additional Underlying Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Additional Underlying Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Additional Underlying Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Fund Manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Additional Underlying Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Fund Manager. The staff of the Securities and Exchange Commission (the "Commission") currently takes the position that OTC options purchased by the Additional Underlying Fund, and portfolio securities "covering" the amount of the Additional Underlying Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Additional Underlying Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

         If the Additional Underlying Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Additional Underlying Fund's income. The sale of put options can also provide income.

         The Additional Underlying Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Additional Underlying Fund must be "covered" (i.e., the Additional Underlying Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Additional Underlying Fund will receive the option premium to help protect it against loss, a call sold by the Additional Underlying Fund exposes the Additional Underlying Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Additional Underlying Fund to hold a security or instrument which it might otherwise have sold.

         The Additional Underlying Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Additional Underlying Fund will not sell put options if, as a result, more than 50% of the Additional Underlying Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Additional Underlying Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Currency Transactions. The Additional Underlying Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Additional Underlying Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Fund Manager.

         The Additional Underlying Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Additional Underlying Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         The Additional Underlying Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

         The Additional Underlying Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Additional Underlying Fund has or in which the Additional Underlying Fund expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Additional Underlying Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Additional Underlying Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Additional Underlying Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Additional Underlying Fund's securities denominated in correlated currencies. For example, if the Fund Manager considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Additional Underlying Fund holds securities denominated in schillings and the Fund Manager believes that the value of schillings will decline against the U.S. dollar, the Fund Manager may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Additional Underlying Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Additional Underlying Fund is engaging in proxy hedging. If the Additional Underlying Fund enters into a currency hedging transaction, the Additional Underlying Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Additional Underlying Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Additional Underlying Fund may enter into multiple transactions, including multiple options transactions, multiple futures
transactions,   multiple  currency  transactions   (including  forward  currency
contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Fund Manager, it is in the best interests of the Additional Underlying Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Fund Manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Additional Underlying Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Additional Underlying Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Additional Underlying Fund anticipates purchasing at a later date. The
Additional Underlying Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Additional Underlying Fund may be obligated to pay. Interest rate swaps involve the exchange by the Additional Underlying Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Additional Underlying Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Additional Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Additional Underlying Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Fund Manager and the Additional Underlying Fund believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Fund Manager. If there is a default by the Counterparty, the Additional Underlying Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar  Instruments.  The Additional Underlying Fund may make investments in
Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Additional Underlying Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Additional Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Additional Underlying Fund segregate cash or liquid assets with its custodian to the extent Additional Underlying Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Additional Underlying Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Additional Underlying Fund will require the Additional Underlying Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Additional Underlying Fund on an index will require the Additional Underlying Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Additional Underlying Fund requires the Additional Underlying Fund to segregate cash or liquid assets equal to the exercise price.

         Except when the Additional Underlying Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Additional Underlying Fund to buy or sell currency will generally require the
Additional Underlying Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Additional Underlying Fund's obligations or to segregate cash or liquid assets equal to the amount of the Additional Underlying Fund's obligation.

         OTC options entered into by the Additional Underlying Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Additional Underlying Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Additional Underlying Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Additional Underlying Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Additional Underlying Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Additional Underlying Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Additional Underlying Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, the Additional Underlying Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, the Additional Underlying Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Additional Underlying Fund's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Additional Underlying Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Additional Underlying Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Additional Underlying Fund. Moreover, instead of segregating cash or liquid assets if the Additional Underlying Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Short Sales Against the Box. Certain Additional Underlying Funds may make short sales of common stocks if, at all times when a short position is open, an Additional Underlying Fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Additional Underlying Fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Additional Underlying Fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the Custodian.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because certain Additional Underlying Funds may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of such Additional Underlying Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Additional Underlying Fund may incur costs in connection with conversions between various currencies. Although an Additional Underlying Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to an Additional Underlying Fund at one rate, while offering a lesser rate of exchange should the Additional Underlying Fund desire to resell that currency to the dealer. An Additional Underlying Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Investing in Emerging Markets. Most emerging securities markets in which certain Additional Underlying Funds may invest, may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the United States.

         Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of an Additional Underlying Fund is uninvested and no cash is earned thereon. The inability of the Additional Underlying Fund to make intended security purchases due to settlement problems could cause the Additional Underlying Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Additional Underlying Fund due to subsequent declines in value of the portfolio security or, if the Additional Underlying Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

         Foreign investment in certain emerging market debt obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging markets debt obligations and increase the costs and expenses of an Additional Underlying Fund. Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

         Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. An Additional Underlying Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Additional Underlying Fund of any restrictions on investments.

         In the course of investment  in emerging  market debt  obligations,  an
Additional Underlying Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. Political changes in emerging market countries may affect the willingness of an emerging market country governmental issuer to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, also affects its ability to honor its obligations. While the Additional Underlying Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, and will further reduce risk by owning the bonds of many issuers, there can be no assurance that adverse political, social or economic changes will not cause the Additional Underlying Fund to suffer a loss of value in respect of the securities in the Additional Underlying Fund's portfolio.

         The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for an Additional Underlying Fund's securities in such markets may not be readily available. The Corporation may suspend redemption of its shares for any period during which an emergency exists, as determined by the Commission. Accordingly if the Additional Underlying Fund believes that appropriate circumstances exist, it will promptly apply to the Commission for a determination that an emergency is present. During the period commencing from the Additional Underlying Fund's identification of such condition until the date of the Commission action, the Additional Underlying Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Directors.

         Volume and liquidity in most foreign bond markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although an Additional Underlying Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Additional Underlying Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The chart below sets forth the risk ratings of selected emerging market countries' sovereign debt securities.

          Sovereign Risk Ratings for Selected Emerging Market Countries (Source: J.P. Morgan Securities, Inc., Emerging Markets Research)

   Country                     Moody's                   Standard & Poor's
   -------                     -------                   -----------------

   Chile                       Baa1                      A-
   Turkey                      B1                        B
   Mexico                      Ba2                       BB
   Czech Republic              Baa1                      A
   Hungary                     Baa3                      BBB-
   Colombia                    Baa3                      BBB-
   Venezuela                   Ba2                       B+
   Morocco                     NR                        NR
   Argentina                   Ba3                       BB
   Brazil                      B1                        BB-
   Poland                      Baa3                      BBB-
   Ivory Coast                 NR                        NR


         An Additional Underlying Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by the Additional

Underlying Fund defaults, the Additional Underlying Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Additional Underlying Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements. With four exceptions, (Panama, Cuba, Costa Rica and Yugoslavia), no sovereign emerging markets borrower has defaulted on an external bond issue since World War II.

         Income from securities held by an Additional Underlying Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Additional Underlying Fund makes its investments. The Additional Underlying Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Additional Underlying Fund or to entities in which the Additional Underlying Fund has invested. The Fund Manager will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         Many emerging markets have experienced substantial, and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

         Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

         Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Additional Underlying Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Additional Underlying Fund's assets should these conditions recur.

         The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

         To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

         Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

Investing in Latin America. The Fund Manager believes that investment opportunities may result from recent trends in Latin America encouraging greater market orientation and less governmental intervention in economic affairs. Investors, however, should be aware that the Latin American economies have experienced considerable difficulties in the past decade. Although there have been significant improvements in recent years, the Latin American economies continue to experience challenging problems, including high inflation rates and high interest rates relative to the U.S. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline which has been lacking at times in the past, as well as stable political and social conditions. Recovery may also be influenced by international economic conditions, particularly those in the U.S., and by world prices for oil and other commodities. There is no assurance that recent economic initiatives will be successful.

         Certain risks associated with international investments and investing in smaller, developing capital markets are heightened for investments in Latin American countries. For example, some of the currencies of Latin American countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made in certain of these currencies periodically. In addition, although there is a trend toward less government involvement in commerce, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government still owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect private sector companies and an Additional Underlying Fund, as well as the value of securities in an Additional Underlying Fund's portfolio.

         Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. Some of these countries have in the past defaulted on their sovereign debt. Holders of sovereign debt (including an Additional Underlying Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

         The portion of an Additional Underlying Fund's assets invested directly in Chile may be less than the portions invested in other countries in Latin America because, at present, capital invested in Chile normally cannot be repatriated for as long as five years.

         The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         An Additional Underlying Fund may invest a portion of its assets in securities denominated in currencies of Latin American countries. Accordingly, changes in the value of these currencies against the U.S. dollar may result in corresponding changes in the U.S. dollar value of the Additional Underlying Fund's assets denominated in those currencies.

         Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Additional Underlying Fund's portfolio securities are denominated may have a detrimental impact on the Additional Underlying Fund's net asset value.

         The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to the Additional Underlying Fund at a higher rate than those imposed by other foreign countries. This may reduce the Additional Underlying Fund's investment income available for distribution to shareholders.

         Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock and agriculture. The region has a large population (roughly 300 million) representing a large domestic market. Economic growth was strong in the 1960's and 1970's, but slowed dramatically (and in some instances was negative) in the 1980's as a result of poor economic policies, higher international interest rates, and the denial of access to new foreign capital. Although a number of Latin American countries are currently experiencing lower rates of inflation and higher rates of real growth in Gross Domestic Product than they have in the past, other Latin American countries continue to experience significant problems, including high inflation rates and high interest rates. Capital flight has proven a persistent problem and external debt has been forcibly restructured. Political turmoil, high inflation, capital repatriation restrictions, and nationalization have further exacerbated conditions.

         Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect the Additional Underlying Fund's investments in this region.

         Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts have also been implemented. Free Trade Zones are being discussed in various areas around the region, the most notable being a free zone among Mexico, the U.S. and Canada and another zone among four countries in the southernmost point of Latin

America. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

Special Considerations Affecting the Pacific Basin. Certain Additional Underlying Funds are susceptible to political and economic factors affecting issuers in Pacific Basin countries. Many of the countries of the Pacific Basin are developing both economically and politically. Pacific Basin countries may have relatively unstable governments, economies based on only a few commodities or industries, and securities markets trading infrequently or in low volumes. Some Pacific Basin countries restrict the extent to which foreigners may invest in their securities markets. Securities of issuers located in some Pacific Basin countries tend to have volatile prices and may offer significant potential for loss as well as gain. Further, certain companies in the Pacific Basin may not have firmly established product markets, may lack depth of management, or may be more vulnerable to political or economic developments such as nationalization of their own industries.

         Economies of individual Pacific Basin countries in which certain Additional Underlying Funds may invest, may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

         With respect to the Peoples Republic of China and other markets in which an Additional Underlying Fund may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country or the Additional Underlying Fund's investment in that country.

         Trading volume on Pacific Basin stock exchanges outside of Japan, although increasing, is substantially less than in the U.S. stock market. Further, securities of some Pacific Basin companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on Pacific Basin stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Additional Underlying Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase securities in which the Additional Underlying Fund may invest on other stock exchanges where commissions are negotiable.

         Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about such companies than about U.S. companies. Moreover, there is generally less government supervision and regulation of Pacific Basin stock exchanges, brokers, and listed companies than in the U.S.

Investing in Africa. Many of the countries in which certain Additional Underlying Funds may invest are fraught with political instability. However, there has been a trend over the past five years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.



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

         Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism, and cattle.

         Economically, the Northern Rim countries (including Morocco, Egypt, and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.

         On the other end of the economic spectrum are countries, such as Burkina, Madagascar, and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDP.
However, general decline in oil prices has had an adverse impact on many economies.

Eastern Europe. Certain Additional Underlying Funds may invest up to 5% of their total assets in the securities of issuers domiciled in Eastern European countries. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers.
These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Additional Underlying Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union.

         Investments  in  such  countries  involve  risks  of   nationalization,
expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Additional Underlying Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Additional Underlying Fund's shareholders.

Investing in Europe. An Additional Underlying Fund's performance may be susceptible to political, social and economic factors affecting issuers in European countries. Such factors may include, but are not limited to: growth of GDP or GNP, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position, as well as interest and monetary exchange rates among European countries.

         Eastern European countries and certain Southern European countries are considered to be emerging markets. Securities traded in certain emerging European markets may be subject to additional risks due to political and economic reforms including efforts to decentralize the economic decision-making process and move toward a market-oriented economy. Additionally, the inexperience of financial intermediaries, lack of modern technology and the possibility of permanent or temporary termination of trading of securities may affect an Additional Underlying Fund's performance. To the extent that an Additional Underlying Fund purchases equity securities of smaller companies, such securities may experience greater volatility and have limited liquidity.

         Former communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that an Additional Underlying Fund's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunity.

         Although the governments of certain Eastern European countries currently are implementing or considering reforms directed at political and economic liberalization, there can be no assurance that these reforms will continue or achieve their goals.

         Most Eastern European nations in which certain Additional Underlying Funds may invest, including Hungary, Poland, Czechoslovakia, and Romania have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.

         Both the EC and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

         The  conditions  that  have  given  rise  to  these   developments  are
changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

         Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

         Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey's economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (GDP) increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's substantial transformation to a dynamic free market economy.

         Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

         Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that the Additional Underlying Fund's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Depositary Receipts. Certain Additional Underlying Funds may invest indirectly in securities of emerging country issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of an Additional Underlying Fund's investment policies, the Additional Underlying Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts other than those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. Certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Loan Participations and Assignments. Certain Additional Underlying Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("Lenders"). An Additional Underlying Fund's investments in Loans in Latin America are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of portions of Loans ("Assignments") from third parties. Participations typically will result in the Additional Underlying Fund having a contractual relationship only with the Lender and not with the borrower. The Additional Underlying Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Additional Underlying Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Additional Underlying Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Additional Underlying Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Additional Underlying Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Additional Underlying Fund will acquire Participations only if the Lender interpositioned between the Additional Underlying Fund and the borrower is determined by the Fund Manager to be creditworthy.

         When an Additional Underlying Fund purchases Assignments from Lenders, the Additional Underlying Fund will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Additional Underlying Fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

         An Additional Underlying Fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, the Additional Underlying Fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on the Additional Underlying Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Additional Underlying Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for the Additional Underlying Fund to assign a value to those securities for purposes of valuing the Additional Underlying Fund's portfolio and calculating its net asset value.

Investment company securities. Securities of other investment companies may be acquired by certain Additional Underlying Funds to the extent permitted under the 1940 Act. Investment companies incur certain expenses such as management, custodian, and transfer agency fees, and, therefore, any investment by an Additional Underlying Fund in shares of other investment companies may be subject to such duplicate expenses.

Non-diversified investment company. Certain Additional Underlying Funds are classified as non-diversified investment companies under the 1940 Act, which means that an Additional Underlying Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of an Additional Underlying Fund's assets in the securities of a small number of issuers may cause an Additional Underlying Fund's share price to fluctuate more than that of a diversified investment company.

Precious metals. Investments in precious metals and in precious metals-related securities and companies involve a relatively high degree of risk. Prices of gold and other precious metals can be influenced by a variety of global economic, financial and political factors and may fluctuate markedly over short periods of time. Among other things, precious metals values can be affected by changes in inflation, investment speculation, metal sales by governments or central banks, changes in industrial and commercial demand, and any governmental restrictions on private ownership of gold or other precious metals.

Correlation of gold and gold securities. The Fund Manager believes that the value of the securities of firms that deal in gold will correspond generally, over time, with the prices of the underlying metal. At any given time, however, changes in the price of gold may not strongly correlate with changes in the value of securities related to gold, which are expected to constitute part of certain Additional Underlying Funds' assets. In fact, there may be periods in which the price of gold stocks and gold will move in different directions. The reason for this potential disparity is that political and economic factors, including behavior of the stock market, may have differing impacts on gold versus gold stocks.

Mining and exploration risks. The business of gold mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.

         Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.

Asset-Indexed Securities. Certain Additional Underlying Funds may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. An Additional Underlying Fund will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The Additional Underlying Fund will purchase asset-indexed securities to the extent permitted by law.

Special situation securities. From time to time, an Additional Underlying Fund may invest in equity or debt securities issued by companies that are determined by the Fund Manager to possess "special situation" characteristics. In general, a special situation company is a company whose securities are expected to increase in value solely by reason of a development particularly or uniquely applicable to the company. Developments that may create special situations include, among others, a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough and new management or management policies. The principal risk with investments in special situation companies is that the anticipated development thought to create the special situation may not occur and the investments therefore may not appreciate in value or may decline in value.

Borrowing. As a matter of fundamental policy, the Portfolios will not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend to borrow for investment leverage purposes, if such a strategy were implemented in the future it would increase a Portfolio's volatility and the risk of loss in a declining market. Borrowing by the Portfolios will involve special risk considerations. Although the principal of a Portfolio's borrowing will be fixed, a Portfolio's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

         Certain Additional Underlying Funds are authorized to borrow money for purposes of liquidity and to provide for redemptions and distributions. An Additional Underlying Fund will borrow only when the Fund Manager believes that borrowing will benefit the Additional Underlying Fund after taking into account considerations such as the costs of the borrowing. The Additional Underlying Fund does not expect to borrow for investment purposes, to increase return or leverage the portfolio. Borrowing by the Additional Underlying Fund will involve special risk considerations. Although the principal of the Additional Underlying Fund's borrowings will be fixed, the Additional Underlying Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Lending of Portfolio Securities. Certain Additional Underlying Funds may seek to increase their income by lending portfolio securities. Such loans may be made to registered broker/dealers, and are required to be secured continuously by collateral in cash, U.S. Government securities and high grade debt obligations, maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. An Additional Underlying Fund has the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, the Additional Underlying Fund continues to receive the equivalent of any distributions paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans may be made only to firms deemed by the Fund Manager to be of good standing and will not be made unless, in the judgment of the Fund Manager, the consideration to be earned from such loans would justify the risk.

Corporate and Municipal Bond Ratings. The following is a description of the ratings given by S&P and Moody's to corporate and municipal bonds. Should the rating of a portfolio security held by an Additional Underlying Fund be downgraded, the Fund Manager will determine whether it is in the best interest of the Additional Underlying Fund to retain or dispose of such security.


July 31, 2000